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                                                                  EXHIBIT 10.102


                 SEVENTH AMENDMENT TO STANDARD INDUSTRIAL LEASE
                                  MULTI-TENANT

                                   PAGE 1 OF 1

                          LEASE DATE FEBRUARY 26, 1993
                                     BETWEEN

                            AXYS PHARMACEUTICALS INC.
                            A CALIFORNIA CORPORATION,
                            SUCCESSOR IN INTEREST TO
                        ARRIS PHARMACEUTICAL CORPORATION,
                             A DELAWARE CORPORATION


                                   ("LESSEE")

                                       AND

                              SHELTON CORPORATION,
                              A HAWAII CORPORATION,
                            SUCCESSOR IN INTEREST TO
                            SHELTON PROPERTIES, INC.,
                              A HAWAII CORPORATION
                                   ("LESSOR")

THIS SEVENTH AMENDMENT TO STANDARD INDUSTRIAL LEASE MULTI-TENANT Lease Agreement ("Seventh Amendment") is entered into this 13th day of February, 1998, by and between AxyS PHARMACEUTICAL, a Delaware corporation, successor in interest to Arris Pharmaceuticals Inc., a California corporation, ("Lessee") and SHELTON CORPORATION, a Hawaii corporation, successor in interest to, Shelton Properties Inc., a Hawaii corporation ("Lessor").

WHEREAS Lessor and Lessee have entered into that certain Standard Industrial Lease Agreement (Multi-Tenant), dated October 15, 1992 and Amendment No. 1, dated December 29, 1992, Second Amendment, dated August 1, 1993, Third Amendment, dated March 29, 1994, Fourth Amendment, dated October 1, 1994, Fifth Amendment, dated August 18, 1995, and Sixth Amendment, dated March 27, 1996 (the "Lease") under which Lessee leased a portion of that certain Business Park commonly known as Oyster Point Business Park and described as 385 Oyster Point Boulevard, South San Francisco, California (the "Building"), Units 1, 3, 4, 5, 6, 11, 12, 13, and 14, (the "Premises"); and

WHEREAS Lessor and Lessee wish to amend the Lease as follows:

NOW, THEREFORE, Lessor and Lessee agree as follows:

               1) TENANT'S NAME: Tenant's name is hereby changed to AxyS Pharmaceuticals Inc., a California corporation.

               2) MAILING ADDRESS FOR ALL CORRESPONDENCE: The mailing address for all correspondence, invoices and notices to tenant under the Lease, Section 23, shall, from and after the effective date of January 21, 1998, be as follows:

                             AxyS Pharmaceuticals, Inc.
                             180 Kimball Way
                             South San Francisco, CA  94080
                             Telephone Number: (650) 829-1000
                             Fax Number: (650) 829-1001

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               4)     Except as set forth in this Amendment, all terms and
                      conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Seventh Amendment as of the date and year first written above.

LESSOR:                                        LESSEE:
Shelton Corporation, a Hawaii corporation      AxyS Pharmaceuticals Inc.,
                                               a California corporation
By:  AMB Institutional Realty Advisors,
Limited Partnership, a Delaware limited
Partnership, its investment advisor

By:  AMB Institutional Realty Advisors, Inc.,
a Maryland corporation, Its: General Partner

By:  /s/ Gayle P. Starr                 By:  /s/ Frederick Ruegsegger
    -------------------------------         ------------------------------------

Print Name:  Gayle P. Starr             Print Name:  Frederick Ruegsegger
            -----------------------                 ----------------------------

Its:  Regional Manager                  Its: Senior VP & Chief Financial Officer
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Date:  3/11/98                          Date:  2/24/98
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